Exhibit 4.3

EXECUTION VERSION

Second Supplemental Indenture

SECOND SUPPLEMENTAL INDENTURE, dated as of April 12, 2018 (this “Supplemental Indenture”), among the Subsidiary Guarantors signatory to this Supplemental Indenture (the “Subsidiary Guarantors”), Pisces Midco, Inc. (the “Company”) and Wilmington Trust, National Association, as Trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH:

WHEREAS, the Company and the Trustee have heretofore become parties to an Indenture, dated as of April 12, 2018 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;

WHEREAS, Section 1308 of the Indenture provides that the Company is required to cause the Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the Subsidiary Guarantors shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, each Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such Subsidiary Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such Subsidiary Guarantor has guaranteed, and on such Subsidiary Guarantor’s access to working capital through the Company’s access to revolving credit borrowings and term borrowings under the Senior Credit Agreements; and

WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Subsidiary Guarantors, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1.       Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.       Agreement to Guarantee. Each Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

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3.       Termination, Release and Discharge. Each Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

4.       Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

5.       Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

6.       Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

7.       Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

8.       Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

PISCES MIDCO, INC.

By:	/s/ Theresa A. Gore
	Name:	Theresa A. Gore
	Title:	Vice President and Secretary

[Signature Page to Pisces Second Supplemental Indenture]

SUBSIDIARY GUARANTORS:

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO EXTRUSION, LTD.

By:	Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

NEW ALENCO WINDOW, LTD.

By:	Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By:	Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

PLY GEM SPECIALITY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Pisces Second Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joseph P. O’Donnell
	Name:	Joseph P. O’Donnell
	Title:	Vice President

[Signature Page to Pisces Second Supplemental Indenture]